                           METROPOLITAN SERIES FUND II

                                POWER OF ATTORNEY

     I, the Chairman of the Board, President, and Chief Executive Officer of Metropolitan Series Fund II (the "Fund"), hereby severally constitute and appoint the officers of the Fund, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of the Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 6th of November, 2003.

                                        /s/ Anne M. Goggin
                                        ----------------------------------------
                                        Anne M. Goggin
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                           METROPOLITAN SERIES FUND II

                                POWER OF ATTORNEY

     I, the Treasurer of Metropolitan Series Fund II (the "Fund"), hereby severally constitute and appoint the officers of the Fund, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of the Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 6th of November, 2003.

                                        /s/ Peter H. Duffy
                                        ----------------------------------------
                                        Peter H.  Duffy
                                        Treasurer

                          METROPOLITAN SERIES FUND II

                               POWER OF ATTORNEY

     We, the undersigned members of the Board of Trustees of Metropolitan Series Fund II (the "Fund"), hereby severally constitute and appoint the officers of the Fund, and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of the Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

                  [Remainder of page intentionally left blank]

          Witness our hands on the date set forth below.

Signature                          Title      Date
------------------------------     -------    ----------------

/s/ H. Jesse Arnelle
------------------------------     Trustee    November 6, 2003
H. Jesse Arnelle


/s/ Steve A. Garban
------------------------------     Trustee    November 6, 2003
Steve A. Garban


/s/ Nancy Hawthorne
------------------------------     Trustee    November 6, 2003
Nancy Hawthorne


/s/ John T. Ludes
------------------------------     Trustee    November 6, 2003
John T. Ludes


/s/ Dean O. Morton
------------------------------     Trustee    November 6, 2003
Dean O. Morton


/s/ Tony Rosenblatt
------------------------------     Trustee    November 6, 2003
Tony Rosenblatt


/s/ Michael S. Scott Morton
------------------------------     Trustee    November 6, 2003
Michael S. Scott Morton


/s/ Linda B. Strumpf
------------------------------     Trustee    November 6, 2003
Linda B. Strumpf


/s/ Arthur G. Typermass
------------------------------     Trustee    November 6, 2003
Arthur G. Typermass


/s/ Anne M. Goggin
------------------------           Trustee    November 6, 2003
Anne M. Goggin


           (May be executed in counterparts)